UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): February 14, 2006
Levi Strauss & Co.

(Exact Name of Registrant as Specified in Charter)

Delaware	002-90139	94-0905160
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1155 Battery Street, San Francisco,
California	94111
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (415) 501-6000
N/A

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On February 14, 2006, we issued a press release announcing our fourth quarter and fiscal year 2005 financial results.
A copy of the press release is attached hereto as exhibit 99.1.
Item 7.01. Regulation FD Disclosure.
On February 14, 2006, we delivered a presentation to participants in our investor call entitled "Levi Strauss & Co. Fourth Quarter & Fiscal Year 2005".
A copy of the presentation is attached hereto as exhibit 99.2.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
99.1 Press release, dated February 14, 2006, announcing Levi Strauss & Co.'s fourth quarter and fiscal year 2005 financial results
99.2 Presentation, dated February 14, 2006, entitled "Levi Strauss & Co. Fourth Quarter & Fiscal Year 2005"

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Levi Strauss & Co.

February 14, 2006	By:	/s/ Gary W. Grellman

		Name:	Gary W. Grellman
		Title:	Vice President, Controller